Exhibit 10.41

Gold Lease Contract

Leaser: Wuhan Shuntianyi Investment Management Ltd.

Contact person: Huang Yi

Residence: Room 282, Building 1-3, No.282, Baofengjie Street, Qiaokou District, Wuhan

Zip code: 430000	Phone number: 13971680308

Fax:______________	E-mail:_____________

Member code in Shanghai Gold Exchange:________________

Lessee: Wu Han Kingold Jewelry Co.,LTD.

Contact person: Hu Qiao

Residence: No.15 of Huangpu Science and Technology Park, Jiang’an District

Zip code: 430000	Phone number: 02785749123

Fax:______________	E-mail:_____________

Member code in Shanghai Gold Exchange:________________

Herby Agreed As Follows:

1.	Usage of leased gold: to produce and process gold jewelry

2.	2.1 quality of leased gold: Au99.95, percentage: 99.95%

2.2 weight of leased gold: (amount in words) FOUR THOUSAND KILOGRAMME, (amount in figures: 4000 KG)

2.3 term of this lease: from  1 month  3 day 2017 year to  2 month 28 day 2017 year

3.	Expense of gold lease: 0 CNY

4.	Return of gold: before the expiry date of this contract, the lessee should return gold in corresponding weight; no extra fee should be paid.

This contract is in TWO copies, with each party keeping one copy. Each of the copies is of equal legal force.

Leaser(seal):

Legal representative/accredited representative:

Lessee(seal):

Legal representative/accredited representative:

Contract signing date: Jan. 3rd 2017